FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02736

ADAMS NATURAL RESOURCES FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Natural Resources Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Item 1. Schedule of Investments.

Schedule of Investments

September 30, 2018
(unaudited)
	Shares	Value (a)
Common Stocks — 99.0%
Energy — 79.8%
Exploration & Production — 27.8%
Anadarko Petroleum Corporation	139,600	$9,410,436
Apache Corporation	107,300	5,114,991
Cabot Oil & Gas Corporation	113,400	2,553,768
Cheniere Energy, Inc. (b)	100,700	6,997,643
Cimarex Energy Company	26,900	2,500,086
Concho Resources Inc. (b)	54,440	8,315,710
ConocoPhillips	434,200	33,607,080
Continental Resources, Inc. (b)	109,000	7,442,520
Devon Energy Corporation	139,900	5,587,606
Diamondback Energy, Inc.	40,700	5,502,233
EOG Resources, Inc.	278,400	35,515,488
EQT Corporation	81,000	3,582,630
Hess Corporation	71,100	5,089,338
Marathon Oil Corporation	614,500	14,305,560
Newfield Exploration Company (b)	55,900	1,611,597
Noble Energy, Inc.	139,700	4,357,243
Occidental Petroleum Corporation	356,800	29,318,256
Pioneer Natural Resources Company	49,300	8,587,567
Whiting Petroleum Corporation (b)	51,575	2,735,538
		192,135,290
Integrated Oil & Gas — 28.3%
Chevron Corporation	569,300	69,614,004
Exxon Mobil Corporation	1,417,130	120,484,393
Total S.A. ADR	78,300	5,041,737
		195,140,134
Oil Equipment & Services — 8.3%
Baker Hughes, a GE company Class A	83,000	2,807,890
Halliburton Company	277,870	11,262,071
Helmerich & Payne, Inc.	33,600	2,310,672
National Oilwell Varco, Inc.	109,000	4,695,720
Schlumberger Limited	454,200	27,669,864
TechnipFMC plc	264,400	8,262,500
		57,008,717
Pipelines — 4.8%
Kinder Morgan, Inc.	504,000	8,935,920
ONEOK, Inc.	109,200	7,402,668
Williams Companies, Inc.	626,000	17,020,940
		33,359,528

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Refiners — 10.6%
Andeavor	97,480	$14,963,180
HollyFrontier Corporation	50,300	3,515,970
Marathon Petroleum Corporation	156,100	12,483,317
Phillips 66	168,475	18,990,502
Valero Energy Corporation	201,600	22,932,000
		72,884,969
Materials — 19.2%
Chemicals — 14.1%
Air Products and Chemicals, Inc.	83,400	13,931,970
Albemarle Corporation	15,100	1,506,678
CF Industries Holdings, Inc.	101,600	5,531,104
DowDuPont Inc.	451,235	29,018,923
Eastman Chemical Company	72,200	6,910,984
Ecolab Inc.	49,000	7,682,220
FMC Corporation	19,700	1,717,446
International Flavors & Fragrances Inc.	10,400	1,446,848
LyondellBasell Industries N.V.	129,200	13,244,292
Mosaic Company	118,901	3,861,904
PPG Industries, Inc.	41,500	4,528,895
Praxair, Inc.	49,200	7,907,916
		97,289,180
Construction and Materials — 1.3%
Martin Marietta Materials, Inc.	8,700	1,582,965
Sherwin-Williams Company	11,400	5,189,394
Vulcan Materials Company	18,700	2,079,440
		8,851,799
General Industrials — 2.1%
Avery Dennison Corporation	12,800	1,386,880
Ball Corporation	157,300	6,919,627
International Paper Company	56,000	2,752,400
Packaging Corporation of America	13,200	1,447,908
WestRock Company	38,700	2,068,128
		14,574,943
Industrial Metals — 1.4%
Freeport-McMoRan, Inc.	177,100	2,465,232
Nucor Corporation	43,900	2,785,455
Steel Dynamics, Inc.	98,800	4,464,772
		9,715,459
Mining — 0.3%
Newmont Mining Corporation	73,500	2,219,700
Total Common Stocks
(Cost $491,490,617)		683,179,719

Schedule of Investments (continued)

September 30, 2018
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.9%
Money Market Funds — 0.9%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 2.11% (c)	3,999,200	$4,000,400
Northern Institutional Treasury Portfolio, 1.94% (c)	2,170,587	2,170,587
Total Short-Term Investments
(Cost $6,171,187)		6,170,987
Total — 99.9%
(Cost $497,661,804)		689,350,706
Other Assets Less Liabilities — 0.1%		984,571
Net Assets — 100.0%		$690,335,277

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Adams Natural Resources Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified investment company. The Fund is an internally-managed closed-end fund specializing in energy and other natural resources stocks. The investment objectives of the Fund are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Investment Transactions - The Fund’s investment decisions are made by the portfolio management team with recommendations from the research staff. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification.

Valuation - The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) to ensure that financial instruments are appropriately priced at fair value in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following hierarchy that categorizes inputs used to measure fair value:

•	Level 1 – fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•	Level 2 – fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•	Level 3 – fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

At September 30, 2018, the Fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$683,179,719	$-	$-	$683,179,719
Short-term investments	6,170,987	-	-	6,170,987
Total investments	$689,350,706	$-	$-	$689,350,706

There were no transfers between levels during the nine months ended September 30, 2018.

2. FEDERAL INCOME TAXES

At September 30, 2018, the identified cost of investments for federal income tax purposes was $497,661,804 and net unrealized appreciation aggregated $191,688,902, consisting of gross unrealized appreciation of $224,765,134 and gross unrealized depreciation of $33,076,232.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the nine months ended September 30, 2018 were $233,952,480 and $235,317,425, respectively.

4. DERIVATIVES

During the nine months ended September 30, 2018, the Fund invested in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional income, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.

Total Return Swap Agreements - Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as a change in unrealized appreciation on total return swap agreements. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. The Fund’s policy is to net all derivative instruments subject to a netting agreement. At September 30, 2018, there were no outstanding total return swap agreements. During the nine months ended September 30, 2018, the average daily notional amounts of open long and (short) total return swap agreements, an indicator of the volume of activity, were $1,843,892 and $(1,841,058), respectively.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At September 30, 2018, there were no securities pledged as collateral and no cash collateral was held by the Fund.

5. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At September 30, 2018, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Form N-Q Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Natural Resources Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	October 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	October 31, 2018

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	October 31, 2018